BWX Technologies Reports Third Quarter 2025 Results
•3Q25 revenues of $866.3 million
•3Q25 net income of $82.2 million, adjusted EBITDA(1) of $151.1 million
•3Q25 diluted GAAP EPS of $0.89, non-GAAP(1) EPS of $1.00
•Record backlog of $7.4 billion, up 119% year-over-year, driven by large, multi-year special materials projects
•Raising 2025 non-GAAP EPS(1) guidance to $3.75-$3.80; with adjusted EBITDA(1) at mid-point of prior range and free cash flow at the higher-end
•Introducing preliminary 2026 outlook calling for low-double-digit to low-teen adjusted EBITDA(1) growth and high-single-digit to low-double-digit non-GAAP EPS(1) growth

(LYNCHBURG, Va. - Nov. 3, 2025) BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported third quarter 2025 results. A reconciliation of non-GAAP results is detailed in Exhibit 1.

“We delivered strong financial results in the third quarter of 2025 including double-digit organic revenue growth and healthy free cash flow,” said Rex D. Geveden president and chief executive officer. “Further, we posted another quarter of robust bookings, driven by large, multi-year special materials contracts highlighting the trust our customers put in BWXT and the power in our differentiating nuclear credentials.”

“The demand environment for nuclear solutions in defense, clean energy, and medical markets is unprecedented,” continued Geveden. “With that demand, we are seeing new opportunities across the market spectrum for BWXT, including for our new business lines at A.O.T. and Kinectrics.”

“We are firmly on track to achieve our financial targets in 2025,” said Geveden. “Our deep backlog and optimistic demand outlook position us well for solid growth in 2026. Our preliminary 2026 outlook calls for low-double-digit to low-teens adjusted EBITDA growth which positions us to meet or exceed our medium-term financial targets.”

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended September 30,
	2025	2024	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$616.7	$560.1	$56.6	10%
Commercial Operations	$251.0	$113.1	$137.9	122%
Consolidated	$866.3	$672.0	$194.3	29%
Operating Income
Government Operations	$97.4	$101.6	$(4.2)	(4)%
Commercial Operations	$24.0	$6.7	$17.2	256%
Unallocated Corporate (Expense)	$(8.0)	$(11.8)	$3.8	NM
Consolidated	$113.3	$96.6	$16.8	17%
Consolidated non-GAAP(1)	$125.9	$105.7	$20.2	19%
EPS (Diluted)
GAAP	$0.89	$0.76	$0.13	17%
Non-GAAP(1)	$1.00	$0.83	$0.17	20%
Net Income
GAAP	$82.2	$69.6	$12.6	18%
Non-GAAP(1)	$91.7	$76.7	$15.0	20%
Adjusted EBITDA(1)
Government Operations	$118.3	$117.0	$1.3	1%
Commercial Operations	$35.5	$13.5	$22.0	163%
Unallocated Corporate	$(2.8)	$(3.6)	$0.8	NM
Consolidated	$151.1	$127.0	$24.1	19%
Cash Flows
Operating Cash Flow(2)	$143.2	$32.6	$110.5	339%
Capital Expenditures(2)	$48.3	$40.3	$8.0	20%
Free Cash Flow(1)	$94.9	$(7.7)	$102.6	NM
Dividends Paid(2)	$22.9	$22.0	$1.0	5%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
Third quarter revenue increased in both operating segments. The Government Operations increase was driven by higher naval nuclear component production, special materials processing, and contribution from the acquisition of A.O.T., partially offset by lower microreactor volumes. The Commercial Operations increase was driven by higher revenue associated with commercial nuclear components, field services, and fuel and fuel handling, as well as higher medical sales, and contribution from the acquisition of Kinectrics.

Operating Income and Adjusted EBITDA(1)
Third quarter GAAP operating income increased primarily due to an increase in Commercial Operations and lower corporate expense, partially offset by modestly lower Government Operations operating income and slightly higher restructuring and transformation and acquisition-related costs.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Third quarter non-GAAP(1) operating income increased driven by an increase in Commercial Operations and lower corporate expense, while Government Operations was down modestly. The Commercial Operations increase was driven by higher revenue and partially offset by growth investment. The slight decrease in Government Operations was due to a lower level of favorable contract adjustments when compared to the same period of last year, which was mostly offset by solid operational performance in naval propulsion and higher technical services equity income.

Third quarter adjusted EBITDA(1) increased due to higher non-GAAP(1) operating income and higher depreciation and amortization.

EPS
Third quarter GAAP EPS increased as higher GAAP operating income, was partially offset by a higher tax rate and interest expense. Non-GAAP EPS(1) increased as higher Non-GAAP(1) higher operating income was partially offset by a slightly higher tax rate and interest expense.

Cash Flows
Third quarter operating cash flow increased driven by higher net income, working capital management, and timing of awards. Capital expenditures increased slightly due to timing of select growth investments, including the previously announced expansion of the Cambridge manufacturing plant that supports the commercial nuclear market.

Dividend
BWXT paid $22.9 million, or $0.25 per common share, to shareholders in the third quarter of 2025. On October 28, 2025, the BWXT Board of Directors declared a quarterly cash dividend of $0.25 per common share payable on December 10, 2025, to shareholders of record on November 19, 2025.
2025 Guidance
BWXT raised its 2025 guidance for revenue, non-GAAP EPS(1), and free cash flow(1), and narrowed its guidance for adjusted EBITDA(1) to the mid-point of the previous range.

(In millions, except per share amounts)	Year Ended	Year Ending	Year Ending
	December 31, 2024	December 31, 2025	December 31, 2025
	Results	Current Guidance	Prior Guidance
Revenue	$2,704	$3,100+	~$3,100
Adjusted EBITDA(1)	$499	~$570	~$565 - $575
Non-GAAP(1) Earnings Per Share	$3.33	$3.75 - $3.80	$3.65 - $3.75
Free Cash Flow(1)	$255	~$285M	$275 - $285
Additional information can be found in the third quarter 2025 earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss Third Quarter 2025 Results
Date: Monday, November 3, 2025, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/3Q2025-release.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, non-GAAP EPS, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.

Non-GAAP Earnings Per Share (EPS) is calculated using GAAP EPS less the non-operational tax effected per share impact of pension & OPEB mark-to-market gains or losses and other one-time items, such as restructuring, transformation, acquisition-related costs, and acquisition-related amortization.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:
Restructuring and Transformation Costs: Restructuring and transformation costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.
Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with due diligence activities and efforts to integrate the acquired business with our legacy operations.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2025 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2024 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. A U.S.-based company with nearly 10,000 employees, BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, nuclear medicine, space exploration and environmental restoration. In addition, BWXT and its industry partners support the U.S. Department of Energy and National Nuclear Security Administration across numerous sites. For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		John Dobken
Vice President, Investor Relations		Senior Manager, Media & Public Relations
980-365-4300	Investors@bwxt.com	202-428-6913	jcdobken@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended September 30, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-Related Costs	Acquisition-Related Amortization	Non-GAAP

Government Operations Operating Income	$97.4	$—	$2.2	$1.8	$101.4
Commercial Operations Operating Income	$24.0	$3.1	$0.6	$1.5	$29.1
Unallocated Corporate Operating Income	$(8.0)	$2.0	$1.4	$—	$(4.6)
Operating Income	$113.3	$5.1	$4.2	$3.3	$125.9
Other Income (Expense)	(5.8)	—	—	—	(5.8)
Income Before Provision for Income Taxes	107.6	5.1	4.2	3.3	120.1
Provision for Income Taxes	(25.4)	(1.3)	(0.9)	(0.8)	(28.4)
Net Income	82.2	3.8	3.3	2.4	91.7
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$82.1	$3.8	$3.3	$2.4	$91.6

Diluted Shares Outstanding	91.8				91.8
Diluted Earnings per Common Share	$0.89	$0.04	$0.04	$0.03	$1.00
Effective Tax Rate	23.6%				23.6%

Three Months Ended September 30, 2024
	GAAP	Restructuring Costs	Acquisition-Related Costs	Non-GAAP

Government Operations Operating Income	$101.6	$0.1	$—	$101.7
Commercial Operations Operating Income	$6.7	$1.7	$0.8	$9.2
Unallocated Corporate Operating Income	$(11.8)	$4.2	$2.3	$(5.2)
Operating Income	$96.6	$6.0	$3.1	$105.7
Other Income (Expense)	(6.0)	—	—	(6.0)
Income Before Provision for Income Taxes	90.6	6.0	3.1	99.8
Provision for Income Taxes	(21.0)	(1.4)	(0.7)	(23.0)
Net Income	69.6	4.7	2.4	76.7
Net Income Attributable to Noncontrolling Interest	(0.2)	—	—	(0.2)
Net Income Attributable to BWXT	$69.5	$4.7	$2.4	$76.6

Diluted Shares Outstanding	91.9			91.9
Diluted Earnings per Common Share	$0.76	$0.05	$0.03	$0.83
Effective Tax Rate	23.2%			23.1%
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended September 30, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Net Income	$82.2	$3.8	$3.3	$2.4	$91.7
Provision for Income Taxes	25.4	1.3	0.9	0.8	28.4
Other – net	(7.2)	—	—	—	(7.2)
Interest Expense	14.0	—	—	—	14.0
Interest Income	(1.0)	—	—	—	(1.0)
Depreciation & Amortization	28.5	—	—	(3.3)	25.2
Adjusted EBITDA	$141.8	$5.1	$4.2	$—	$151.1

Three Months Ended September 30, 2024
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Net Income	$69.6	$4.7	$2.4	$76.7
Provision for Income Taxes	21.0	1.4	0.7	23.0
Other – net	(3.3)	—	—	(3.3)
Interest Expense	9.9	—	—	9.9
Interest Income	(0.7)	—	—	(0.7)
Depreciation & Amortization	21.3	—	—	21.3
Adjusted EBITDA	$117.8	$6.0	$3.1	$127.0
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)(4)
(In millions)

Three Months Ended September 30, 2025
	Operating Income (GAAP)	Non-GAAP Adjustments(3,4)	Acquisition-related Amortization	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$97.4	$2.2	$1.8	$17.0	$118.3
Commercial Operations	$24.0	$3.7	$1.5	$6.4	$35.5
Unallocated Corporate	$(8.0)	$3.4	$—	$1.8	$(2.8)

Three Months Ended September 30, 2024
	Operating Income (GAAP)	Non-GAAP Adjustments(3)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$101.6	$0.1	$15.3	$117.0
Commercial Operations	$6.7	$2.5	$4.3	$13.5
Unallocated Corporate	$(11.8)	$6.5	$1.7	$(3.6)

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended September 30, 2025

Net Cash Provided By Operating Activities	$143.2
Purchases of Property, Plant and Equipment	(48.3)
Free Cash Flow	$94.9

Three Months Ended September 30, 2024

Net Cash Provided By Operating Activities	$32.6
Purchases of Property, Plant and Equipment	(40.3)
Free Cash Flow	$(7.7)

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.
(4)	Excludes acquisition-related amortization

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$866,286	$671,956	$2,312,583	$1,957,387
Costs and Expenses:
Cost of operations	677,292	508,000	1,766,999	1,476,553
Research and development costs	3,479	2,081	10,057	4,842
(Gains) Losses on asset disposals and impairments, net	1	—	(4,417)	(4)
Selling, general and administrative expenses	93,381	80,829	283,890	227,970
Total Costs and Expenses	774,153	590,910	2,056,529	1,709,361
Equity in Income of Investees	21,216	15,532	56,349	40,319
Operating Income	113,349	96,578	312,403	288,345
Other Income (Expense):
Interest income	1,016	663	2,289	2,049
Interest expense	(14,019)	(9,907)	(33,754)	(30,190)
Other – net	7,222	3,290	16,206	10,426
Total Other Income (Expense)	(5,781)	(5,954)	(15,259)	(17,715)
Income before Provision for Income Taxes	107,568	90,624	297,144	270,630
Provision for Income Taxes	25,377	20,983	60,965	59,410
Net Income	$82,191	$69,641	$236,179	$211,220
Net Income Attributable to Noncontrolling Interest	(85)	(158)	(223)	(297)
Net Income Attributable to BWX Technologies, Inc.	$82,106	$69,483	$235,956	$210,923
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.90	$0.76	$2.58	$2.30
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.89	$0.76	$2.57	$2.30
Shares used in the computation of earnings per share:
Basic	91,565,095	91,574,531	91,567,382	91,564,726
Diluted	91,787,602	91,886,710	91,788,002	91,849,724
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2025	2024
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$236,179	$211,220
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	79,629	63,429
Income of investees, net of dividends	(5,744)	(9,778)
(Gains) Losses on asset disposals and impairments - net	(4,417)	(4)
Recognition of losses for pension and postretirement plans	2,442	2,494
Stock-based compensation expense	20,720	14,852
Other, net	2,908	(629)
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(30,051)	(30,238)
Accounts payable	32,040	48,306
Retainages	(34,284)	(37,114)
Contracts in progress and advance billings on contracts	21,315	(120,829)
Income taxes	43,935	15,654
Accrued and other current liabilities	28,032	5,174
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(31,021)	(20,217)
Other, net	(8,830)	(10,772)
NET CASH PROVIDED BY OPERATING ACTIVITIES	352,853	131,548
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(114,365)	(101,128)
Acquisition of businesses, net of cash acquired	(536,000)	—
Sales and maturities of securities	3,396	—
Investments, net of return of capital, in equity method investees	(30,990)	—
Other, net	4,066	203
NET CASH USED IN INVESTING ACTIVITIES	(673,893)	(100,925)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	871,600	396,800
Repayments of long-term debt	(420,975)	(376,488)
Repurchases of common stock	(30,000)	(20,000)
Dividends paid to common shareholders	(69,704)	(66,326)
Cash paid for shares withheld to satisfy employee taxes	(13,400)	(7,244)
Settlements of forward contracts, net	782	2,954
Other, net	1,305	409
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	339,608	(69,895)
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	(12,186)	(379)
TOTAL INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	6,382	(39,651)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	80,571	81,615
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$86,953	$41,964
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$42,224	$48,360
Income taxes (net of refunds)	$28,235	$43,547
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$20,499	$15,114
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	September 30, 2025	December 31, 2024
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$79,592	$74,109
Restricted cash and cash equivalents	3,058	2,785
Accounts receivable – trade, net	181,174	99,112
Accounts receivable – other	29,715	53,199
Retainages	67,951	33,667
Contracts in progress	636,711	577,745
Inventories	57,799	40,288
Other current assets	48,023	49,092
Total Current Assets	1,104,023	929,997
Property, Plant and Equipment, Net	1,536,351	1,278,161
Investments	8,008	10,609
Goodwill	501,575	287,362
Deferred Income Taxes	3,377	6,569
Investments in Unconsolidated Affiliates	175,739	99,403
Intangible Assets	330,290	165,325
Other Assets	122,174	92,498
TOTAL ASSETS	$3,781,537	$2,869,924

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	September 30, 2025	December 31, 2024
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Current portion of long-term debt	$12,500	$12,500
Accounts payable	211,695	158,077
Accrued employee benefits	90,559	77,234
Accrued liabilities – other	120,410	65,100
Advance billings on contracts	211,399	161,290
Total Current Liabilities	646,563	474,201
Long-Term Debt	1,497,070	1,042,970
Accumulated Postretirement Benefit Obligation	85,867	16,515
Environmental Liabilities	98,290	94,225
Pension Liability	91,052	82,602
Other Liabilities	121,210	79,007
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 128,708,443 and 128,320,295 shares at September 30, 2025 and December 31, 2024, respectively	1,287	1,283
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	251,917	228,889
Retained earnings	2,453,696	2,287,151
Treasury stock at cost, 37,286,948 and 36,869,498 shares at September 30, 2025 and December 31, 2024, respectively	(1,432,633)	(1,388,432)
Accumulated other comprehensive loss	(32,523)	(48,211)
Stockholders' Equity – BWX Technologies, Inc.	1,241,744	1,080,680
Noncontrolling interest	(259)	(276)
Total Stockholders' Equity	1,241,485	1,080,404
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,781,537	$2,869,924
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$616,697	$560,073	$1,760,943	$1,588,040
Commercial Operations	250,971	113,112	555,420	371,641
Eliminations	(1,382)	(1,229)	(3,780)	(2,294)
TOTAL	$866,286	$671,956	$2,312,583	$1,957,387

SEGMENT INCOME:
Government Operations	$97,371	$101,609	$304,536	$279,815
Commercial Operations	23,959	6,728	37,301	31,947
SUBTOTAL	$121,330	$108,337	$341,837	$311,762
Unallocated Corporate	(7,981)	(11,759)	(29,434)	(23,417)
TOTAL	$113,349	$96,578	$312,403	$288,345

DEPRECIATION AND AMORTIZATION:
Government Operations	$18,762	$15,284	$56,080	$44,948
Commercial Operations	7,865	4,313	18,127	13,154
Corporate	1,831	1,672	5,422	5,327
TOTAL	$28,458	$21,269	$79,629	$63,429

CAPITAL EXPENDITURES:
Government Operations	$25,703	$22,429	$59,973	$53,013
Commercial Operations	21,368	14,073	51,278	43,153
Corporate	1,196	3,799	3,114	4,962
TOTAL	$48,267	$40,301	$114,365	$101,128

BACKLOG:
Government Operations	$5,905,020	$2,745,333	$5,905,020	$2,745,333
Commercial Operations	1,484,111	635,356	1,484,111	635,356
TOTAL	$7,389,131	$3,380,689	$7,389,131	$3,380,689

BOOKINGS:
Government Operations	$2,086,092	$440,146	$3,724,775	$1,116,580
Commercial Operations	159,342	78,252	880,957	223,850
TOTAL	$2,245,434	$518,398	$4,605,732	$1,340,430
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.